                                                                   EXHIBIT 10.29

                   [LETTERHEAD OF UNION BANK OF CALIFORNIA]

August 1, 2000

Mr. Robert Staples
Chief Financial Officer
Power Integrations, Inc.
477 North Mathilda Avenue
Sunnyvale, CA  94086

  Re: First Amendment ("Amendment") to the Loan Agreement dated October 16, 1998 (this Amendment and the Loan Agreement together called the "Agreement")



Dear Robert:

In reference to the Agreement between Union Bank of California, N.A. ("Bank") and ("Borrower"), the Bank and Borrower desire to amend the Agreement. Capitalized terms used herein, which are not otherwise defined, shall have the meaning given them in the Agreement.

Amendments to the Agreement:

     (a) Section 1.1.1 of the Agreement is hereby amended by substituting the date "July 1, 2002" for the date "November 30, 2000."


     (b) Section 1.1.1.1 of the Agreement is hereby amended by substituting the words "180 days" for the words "120 days."

     (c) Section 5.3 of the Agreement is hereby deleted and replaced in its entirety as follows:

          5.3 Sale of Assets, Liquidation or Merger. Borrower will neither liquidate nor dissolve nor enter into any consolidation, merger, partnership or other combination, nor convey, nor sell, nor lease all or the greater part of its assets or business.

     (d) Section 5.9, titled "Capital Expenditures", of the Agreement is hereby deleted in its entirety.

     Except as specifically amended and waived hereby, the Agreement shall remain unaltered and in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing default or breach of a condition to covenant unless specified herein.

          This Amendment shall become effective when the Bank shall have received the acknowledgment copy of this Amendment executed by the Borrower and the following executed documents, all of which the Bank must be received before August 11, 2000.


Very truly yours,

UNION BANK OF CALIFORNIA, N.A.



         /s/
--------------------------
By:     James B. Goudy
Title:  Vice President



Agreed and Accepted to this ___________________ day of August, 2000.

POWER INTEGRATIONS, INC.



         /s/
--------------------------
By:     Robert Staples
Title:  Chief Financial Officer

                   [LETTERHEAD OF UNION BANK OF CALIFORNIA]


                AUTHORIZATION TO OBTAIN CREDIT, GRANT SECURITY,
                           GUARANTEE OR SUBORDINATE



                                    RECITALS

     A.     POWER INTEGRATIONS, INC. duly organized and existing under the laws
            ------------------------
of Delaware with its principal place of business at 477 N. MATHILDA AVENUE,
   --------                                         -----------------------
SUNNYVALE CA (the "Business") desires to obtain present or future credit from,
------------
grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank").

     B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1.   Authorization.  Any  1  of the following is/are authorized and directed,
                         ---
in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve:

C.E.O. & PRESIDENT         HOWARD EARHART             /s/
-------------------------- -------------------------- --------------------------
Corporate Title            Name            Signature

CHIEF FINANCIAL OFFICER    ROBERT STAPLES             /s/
-------------------------- -------------------------- --------------------------
Corporate Title            Name                       Signature

DIRECTOR OF FINANCE        ROBERT LELIEUR             /s/
-------------------------- -------------------------- --------------------------
Corporate Title            Name                       Signature

-------------------------- -------------------------- --------------------------
Corporate Title            Name                       Signature

-------------------------- -------------------------- --------------------------
Corporate Title            Name                       Signature

-------------------------- -------------------------- --------------------------
Corporate Title            Name                       Signature


2. Scope Of Authority. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

          2.1 Incur Indebtedness To Bank. The word "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

          2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other financial undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

          2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all Indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

          2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

          2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time hold by Bank.

          2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.

3. Writings. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. Certification. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of the persons designated in paragraph 1 above, and any modification thereof.

5. Ratification/Amendment. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the latest shall specifically provide otherwise.
The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received at its SAN JOSE-TEAM 1 OFFICE a certified copy of a further resolution of the
       ----------------------
Business amending, rescinding or revoking the Authorization.

6. Requests For Credit. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business, The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. Business As Partner/Joint Venturer, LLC Member or Manager. Nothing in its organizational documents limits or prohibits the Business from acting as a general or limited partner of a partnership, a member or manager of a limited liability company, or joint venturer of a joint venture. Any Person designated in paragraph 1 of the Authorization is authorized, on behalf of the Business, in its role as a general or limited partner, a member or manager, or a joint venturer, to execute, deliver and endorse all certificates, authorizations and agreements (i) to evidence the Business's role in and responsibilities to and for such partnership, limited liability company or joint venture so that Bank may rely thereon, and (ii) to evidence such partnership's, limited liability company's or joint venture's obligations and liabilities to Bank.

8. No Limitation By This Authorization. Nothing contained in this Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.

9. Addenda. The Addendum - Foreign Exchange Contracts and Addendum - Letters of Credit attached hereto are incorporated herein by this reference.


                    CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the attached Authorization is a true copy of the resolutions) of POWER INTEGRATIONS, INC.
                                                    ------------------------
a corporation duly organized and existing under the laws of DELAWARE (the
                                                            --------
"Business") duly adopted by the Board of Directors of the Business and duly entered In the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and effect.

I also certify that the above are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the Authorization.

I agree to notify Bank in writing of any change in any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of the modified resolution(s) and the genuine specimen signature of any such new officer.

The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive at its SAN JOSE-TEAM 1 OFFICE either a certified copy of a
                      ----------------------
further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).

Dated:  August 9, 2000                /s/
        --------------------          --------------------------------------
                                      Secretary of POWER INTEGRATIONS, INC.
                                      Robert G. Staples
                                      --------------------------------------



                                      /s/
                                      --------------------------------------
                                      *President of POWER INTEGRATIONS, INC.
                                      Howard Earhart
                                      --------------------------------------


*When the Secretary is among those authorized, the President should also sign this Certificate.

                   [LETTERHEAD OF UNION BANK OF CALIFORNIA]

                                PROMISSORY NOTE
                                   BASE RATE

--------------------------------------------------------------------------------
|Borrower Name           POWER INTEGRATIONS, INC.                              |
--------------------------------------------------------------------------------
|Borrower Address                     | Office | Loan Number                   |
|                                     | 64561  | 7122943099  0080-01-0-000     |
|477 N. MATHILDA AVENUE               |-----------------------------------------
|SUNNYVALE, CA  94086                 | Maturity Date | Amount                 |
|                                     | JULY 1, 2002  | $10,000,000.00         |
--------------------------------------------------------------------------------

DATE:    JULY 10, 2000

     FOR VALUE RECEIVED, on JULY 1, 2002  the undersigned ("Debtor") promises to
                            -------------
pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of TEN MILLION AND NO/100 Dollars ($10,000,000.00), or so much
                     ----------------------          --------------
thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at a per annum rate or rates and at the times set forth below. Any letters of credit issued and outstanding in connection with this note shall result in reduction of the amount available to Debtor.

1.  INTEREST PAYMENTS.  Debtor shall pay interest on the 1st day of each Month
                                                         ---             -----
commencing August 1, 2000.  Should interest not be paid when due, it shall
           --------------
become a part of the principal and thereafter bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in minimum amounts of at least $100,000.00 shall bear interest at a rate, based
                                ----------
on an index selected by Debtor, which is 1.500% per annum in excess of Bank's
                                         -----
LIBOR Rate for the Interest Period selected by Debtor, acceptable to Bank.

     No Base Interest Rate may be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 1 0:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     If any interest rate defined in this note ceases to be available from Bank for any reason, then said interest rate shall be replaced by the rate then offered by Bank, which, in the sole discretion of Bank, most closely approximates the unavailable rate.

     At any time prior to the maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN JOSE-TEAM 1 Office,
                                                         ---------------
     or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to FIVE AND NO/100 percent ( 5.000% ) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

         a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Debtor may prepay amounts outstanding under this note bearing interest at a Base Interest Rate in whole or in part provided Debtor has given Bank not less than five (5) Business Days prior written notice of Debtor's intention to make such prepayment and pays to Bank the prepayment fee due as a result. The prepayment fee shall also be paid, if Bank, for any other reason, including acceleration or foreclosure, receives all or any portion of principal bearing interest at a Base Interest Rate prior to its scheduled payment date. The prepayment fee shall be an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which is being prepaid, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"), (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity
Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

         b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under this prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application of principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

         c. Bank shall provide Debtor a statement of the amount payable on account of prepayment. Debtor acknowledges that (i) Bank establishes a Base Interest Rate upon the understanding that it apply to the base Interest Rate Loan for the entire Interest Period, and (ii) Bank would not lend to Debtor without Debtor's express agreement to pay Bank the prepayment fee described above.

Debtor Initial here:  ____________

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (l) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, a, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Base Interest Rate" means a rate of interest based on the LIBOR Rate. "Base Interest Rate Loan" means amounts outstanding under this note that bear interest at a Base Interest Rate. "Base Rate Maturity Date" means the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "Business Day" means a day on which Bank is open for business for the funding of corporate loans, and, with respect to the rate of Interest based on the LIBOR Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" means with respect to funds bearing interest at a rate based on the LIBOR Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Rate" means a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the cost, if any, of reserve requirements. "Origination Date" means the first day of the Interest Period. "Reference Rate" means the rate announced by Bank from time to time at its corporate headquarters as its Reference Rate. The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

POWER INTEGRATIONS, INC.


BY:  /s/------------------------------     ---------------------------------
     Robert J. Lelieur  TITLE


     ---------------------------------     ---------------------------------


     ---------------------------------     ---------------------------------


     ---------------------------------     ---------------------------------


     ---------------------------------     ---------------------------------


     ---------------------------------     ---------------------------------

                   [LETTERHEAD OF UNION BANK OF CALIFORNIA]

                           AUTHORIZATION TO DISBURSE


--------------------------------------------------------------------------------
|Borrower Name           POWER INTEGRATIONS, INC.                              |
--------------------------------------------------------------------------------
|Borrower Address                     | Office | Loan Number                   |
|                                     | 64561  | 7122943099  0080-01-0-000     |
|477 N. MATHILDA AVENUE               |-----------------------------------------
|SUNNYVALE, CA  94086                 | Maturity Date | Amount                 |
|                                     | JULY 1, 2002  | $10,000,000.00         |
--------------------------------------------------------------------------------
 Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain promissory note ("Note") evidencing the obligation referred to above in the following manner:


     Deposit the proceeds of the above referenced obligation into Borrower's account No. 6450151155 from time to time and in such amounts as may be
                 ----------
     requested verbally or in writing.


                                                        $  10,000,000.00


  Change in terms of obligation #0080-01-0-000 which matures NOVEMBER 30, 2000.




--------------------------------------------------------------------------------
Fees itemized below are payable as follows (check one):

  Charge account #  6450151155        Check enclosed
                  --------------

     ____ COMMITMENT FEE: .20% PER ANNUM ON THE AVERAGE DAILY UNUSED PORTION OF FACILITY, PAYABLE QUARTERLY IN ARREARS.

--------------------------------------------------------------------------------
                             TERMS AND CONDITIONS
--------------------------------------------------------------------------------
 1.  Bank is authorized to charge account number 6450151155 in the name(s) of
                                                 ----------
     POWER INTEGRATIONS, INC. for payments, fees and expenses in connection
     ------------------------
     with the Note and all renewals or extensions thereof. Alternatively, Borrower authorizes Bank to charge the Loan for fees and expenses.

2. Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization to do so from Borrower(s) or any one of the Borrowers, if there are joint Borrowers, but not later than the final date for availability provided in the loan documents. Bank, at its discretion, may elect to extend this date without notice to or acknowledgment by the Borrower(s).

3. This Authorization and the Note will remain in full force and effect until the obligations in connection with the Note have been fulfilled. Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.

4. Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorsers or guarantor which results in Bank deeming itself, in good faith insecure.

5. The Borrower(s) authorizes Bank to release information concerning the Borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instrucitons.

Executed as of July 10, 2000
               -------------

POWER INTEGRATIONS, INC.

BY:  /s/ Robert J. Lelieur   Director of Finance
     -------------------------------------------      -------------------------------------------
     Robert J. Lelieur           TITLE

     -------------------------------------------      -------------------------------------------

     -------------------------------------------      -------------------------------------------

     -------------------------------------------      -------------------------------------------

     -------------------------------------------      -------------------------------------------

     -------------------------------------------      -------------------------------------------

                   [LETTERHEAD OF UNION BANK OF CALIFORNIA]

                   ALTERNATIVE DISPUTE RESOLUTION AGREEMENT
                 (Judicial Reference and Waiver of Jury Trial)

    THIS ALTERNATIVE DISPUTE RESOLUTION AGREEMENT ("Agreement") is made and entered into as of the 10TH day of JULY, 2000, by and between the undersigned
                       ----        ----- -----
("Obligor") and Union Bank of California, N.A. ("Bank") (Obligor and Bank herein collectively, the "Parties" and individually, a "Party").

1. CLAIMS SUBJECT TO JUDICIAL REFERENCE; SELECTION OF REFEREE. All Claims, including any and all questions of law or fact relating thereto, shall, at the written request of any Party, be determined by Reference. The Parties shall select a single neutral referee, who shall be a retired state or federal court judge with at least five years of judicial experience in civil matters. In the event that the Parties cannot agree upon a referee, the referee shall be appointed by the court. The Parties shall equally bear the fees and expenses of the referee unless the referee otherwise provides in the statement of decision.

2. WAIVER OF JURY TRIAL. In connection with a Reference or any other action or proceeding, whether brought in state or federal court, the Parties hereby expressly, intentionally and deliberately waive any right they may otherwise have to trial by jury of any Claim.

3. CONDUCT OF REFERENCE. Except as provided in this Agreement, the Reference shall be conducted pursuant to Applicable State Law. The referee shall determine all issues relating to the applicability, interpretation, legality and enforceability of this Agreement.

4. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Agreement shall limit the right of any Party to (a) exercise self-help remedies including, without limitation, set-off, (b) foreclosure against or sell any collateral, by power of sale or otherwise or (c) obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Reference. The exercise of, or opposition to, any such remedy does not waive the right of any Party to Reference pursuant to this Agreement.

5. LIMITATION ON DAMAGES. In the event that punitive damages are permitted under Applicable State Law, the amount thereof shall not exceed a sum equal to three times the amount of actual damages as determined by the referee.

6. SEVERABILITY. In the event that any provision of this Agreement is found to be illegal or unenforceable, the remainder of this Agreement shall remain in full force and effect.

7. MISCELLANEOUS. In the event that multiple Claims are asserted, some of which are found not subject to this Agreement, the Parties agree to say the proceedings of the Claims not subject to this Agreement until all other Claims are resolved in accordance with this Agreement. In the event that Claims are asserted against multiple parties, some of whom are not subject to this Agreement, the Parties agree to sever the Claims subject to this Agreement and resolve them in accordance with this Agreement. In the event of any challenge to the legality or enforceability of this Agreement, the prevailing Party shall be entitled to recover the costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. Applicable State Law shall govern the interpretation of this Agreement. This Agreement fully states all of the terms and conditions of the Parties' agreement regarding the matters mentioned in, or incidental to, this Agreement. This Agreement supersedes all oral negotiations and prior writings concerning the subject matter hereof.

8. DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

    (a) "Applicable State Law" shall mean the law of the state which governs the Subject Documents; provided, however, that if any Party seeks to (i) exercise self-help remedies, including without limitation, set-off, (ii) foreclose against or sell any collateral, by power of sale or otherwise or (iii) obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Reference, the law of the state where such collateral is located shall govern the exercise of or opposition to such rights and remedies.

    (b) "Claim" shall mean any claim, cause of action, action dispute or controversy between or among the Parties, whether sounding in contract, tort or otherwise, which arises out of or relates to: (i) any of the Subject Documents;
(ii) any negotiations or communications relating to any of the Subject Documents, whether or not incorporated into the Subject Documents or any indebtedness evidenced thereby; or (iii) any alleged agreements, promises, representations or transactions in connection therewith.

    (c) "Reference" shall mean a judicial reference conducted pursuant to this Agreement in accordance with Applicable State Law, as in effect at the time the referee is selected pursuant to Paragraph 1 of this Agreement.

    (d) "Subject Documents" shall mean any and all documents, instruments and agreements previously, concurrently or hereafter executed by Obligor in favor of Bank, or between Obligor and Bank, which incorporate by reference an alternative dispute resolution agreement, any and all related documents, instruments and agreements, and any and all extensions, renewals, amendments and replacements of any of the foregoing; and "Subject Documents" shall mean any one of such Subject Documents.

This Agreement is duly executed by the Parties as of the date first written above.

UNION BANK OF CALIFORNIA, N.A.


By:           /s/
   -----------------------------
          JAMES GOUDY

TITLE:    VICE PRESIDENT
      --------------------------


POWER INTEGRATIONS, INC.

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
BY:  /s/ Robert J. Lelieur   Director of Finance
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     Robert J. Lelieur           TITLE

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